                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               October 27, 2000
                                                           ---------------------


                      GaSonics International Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                        000-23372                94-2159729
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



     2730 Junction Avenue, San Jose, CA 95134                       94043
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code       (408) 570-7400
                                                      --------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS

          Reference is made to the Current Report on Form 8-K dated October 27, 2000 (filed with the Securities and Exchange Commission on October 27, 2000) (the "October 27, 2000 Form 8-K") of GaSonics International Corporation ("GaSonics"), which Current Report is incorporated herein by this reference. GaSonics attaches hereto and files herewith as Exhibit 2.1 the Agreement and Plan of Reorganization by and between GaSonics, Novellus Systems, Inc., a California corporation ("Novellus") and Neptune Acquisition-Sub, Inc., a Delaware corporation ("Merger-Sub"). GaSonics also attaches hereto and files herewith as Exhibit 99.1, a form of Stockholder Voting Agreement dated October 25, 2000 entered into between Novellus and the directors of GaSonics.

          The Agreement and Plan of Reorganization provides for a fixed exchange ratio and there are no closing conditions or termination provisions based upon the publicly traded stock price of Gasonics or Novellus.

ITEM 7:  EXHIBITS

    The following exhibits are being filed with this Current Report on Form 8-K:


EXHIBIT NO.         DESCRIPTION
---------------     ------------------------------------------------------------

2.1 Agreement and Plan of Reorganization by and between GaSonics, Novellus and Merger-Sub. The disclosure schedule of GaSonics delivered to Novellus, which contains certain factual matters as exceptions to the contractual representation of GaSonics in the reorganization agreement, has been omitted in accordance with Item 601(b)(2) of Regulation S-K. GaSonics agrees to supplementally furnish a copy of such disclosure schedule to the Securities and Exchange Commission upon request.

99.1 Form of Stockholder Voting Agreement dated October 25, 2000 entered into between Novellus and the directors of GaSonics.

Forward-Looking Statements

Except for the historical information presented, certain matters discussed in this press release are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements in this release include statements regarding financial forecasts, market growth predictions, leadership positions, bringing new technologies and products to the market, and the likelihood and timing of closing. Factors that could cause actual results to differ materially include risks and uncertainties such as the failure of GaSonics' technology to complement and/or broaden Novellus' current technologies, the ability of the combined company to create anticipated synergies and increased product sales as a result of the acquisition, and possible difficulties in combining the operating plans and scientific cultures of Novellus and GaSonics. These risks are detailed from time to time in Novellus' and GaSonics' public disclosure filings with the U.S. Securities and Exchange Commission (SEC), including Novellus' annual report on Form 10-K for the fiscal year ended December 31, 1999, Novellus' Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2000, June 30, 2000, and September 30, 2000, Novellus' Registration Statement on Form S-3 filed on April 5, 2000, and Novellus' Form 8-K filed on April 21, 2000, GaSonics' annual report on Form 10-K for the fiscal year ended September 30, 1999, GaSonics' Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 1999, March 31, 2000, and June 30, 2000, GaSonics' Registration Statements on Form S-3 filed on April 10, 2000 and October 3, 2000, and GaSonics' Form 8-K filed on September 27, 2000. Copies of Novellus' and GaSonics' public disclosure filings with the SEC are available from their respective investor relations departments.

Additional information, and where to find it.

Prior to this filing, GaSonics filed a Current Report on Form 8-K containing information concerning the expected participants in GaSonics' solicitation of proxies in connection with the proposed merger of GaSonics with a subsidiary of Novellus (the "Merger") (the "October 27 Form 8-K"), which is incorporated herein by reference. Investors are urged to read the October 27 Form 8-K, as amended on October 30, 2000, carefully. In addition, it is expected that Novellus will file a Registration Statement on Form S-4 with the SEC in conjunction with the Merger (the "Registration Statement"). The Registration Statement will include a proxy statement of GaSonics with respect to GaSonics stockholders' vote on the proposed Merger and a prospectus of Novellus with respect to the Novellus shares to be issued to GaSonics stockholders in the proposed merger (the "Proxy Statement/Prospectus"). GaSonics plans to mail the Proxy Statement/Prospectus to its stockholders. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Proxy Statement/Prospectus will contain important information about GaSonics, Novellus, the Merger, the persons soliciting proxies relating to the merger, their interests in the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the Web site maintained by the SEC at http://www.sec.gov.

------------------

Free copies of the Proxy Statement/Prospectus and these other documents may also be obtained from (i) GaSonics by directing a request by mail or telephone to GaSonics, 404 East Plumeria Dr., San Jose, CA 95134, attention: Rammy Rasmussen; telephone (408) 570-7400, and (ii) Novellus by directing a request by mail or telephone to Novellus, 4000 N. 1st St., San Jose, CA 95134, attention: Bob Smith, telephone (408)943-9700. In addition to the Registration Statement and the Proxy Statement/Prospectus, GaSonics and Novellus file annual, quarterly, and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information filed by GaSonics or Novellus at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. GaSonics' and Novellus' filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

------------------

Participants in Solicitation

GaSonics, its directors, executive officers and certain other members of management and employees may be soliciting proxies from GaSonics stockholders in favor of the adoption and approval of the Merger Agreement and approval of the Merger and related matters. Information concerning the participants in the solicitation will be set forth in a Current Report on Form 8-K filed by GaSonics on October 26, 2000, as amended on October 30, 2000, and will also be set forth in the Registration Statement, and the Proxy Statement/Prospectus under the heading "Interests of Certain Persons in the Merger."

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 31, 2000

                              GASONICS INTERNATIONAL CORPORATION

                              By: /S/ RAMMY RASMUSSEN
                                 --------------------
                              Rammy Rasmussen
                              Vice President, Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
---------------     ------------------------------------------------------------
2.1                 Agreement and Plan of Reorganization by and between
                    GaSonics, Novellus and Merger-Sub. The disclosure schedule of GaSonics delivered to Novellus, which contains certain factual matters as exceptions to the contractual representation of GaSonics in the reorganization agreement, has been omitted in accordance with Item
                    601(b)(2) of Regulation S-K. GaSonics agrees to supplementally furnish a copy of such disclosure schedule to the Securities and Exchange Commission upon request.

99.1 Form of Stockholder Voting Agreement dated October 25, 2000 entered into between Novellus and the following officers and directors of GaSonics.